UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) June 4, 2002


                             Gristede's Foods, Inc.
             (Exact name of registrant as specified in its chapter)

          Delaware                    1-7013                     13-1829183
(State or other jurisdiction        Commission                 (IRS Employer
       of incorporation             File Number)             Identification No.)

823 Eleventh Avenue, New York, New York                            10019
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 956-5803


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.


Gristede's Foods, Inc. has entered into an agreement with Marks & Spencer Finance, Inc., the owner of Kings Super Markets, Inc., giving it the exclusive right to negotiate a definitive stock purchase agreement to acquire Kings Super Markets, Inc. until June 19, 2002, subject to extension under certain limited circumstances.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GRISTEDE'S FOODS, INC.

Date:   June 4, 2002                        /s/ Gary Pokrassa
                                            -----------------------
                                            Gary Pokrassa
                                            Chief Financial Officer